Business Acquisition	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Business Acquisition
3. BUSINESS ACQUISITION
On September 8, 2023 (the “Acquisition Date”), we acquired 100% of the outstanding shares of WD Holdings Co., Ltd. (“Wavedash”), an online ticket marketplace headquartered in Tokyo, Japan. The purchase price was JPY 10,946.1 million, or approximately $74.3 million based on the exchange rate in effect on the Acquisition Date, before considering the net effect of cash acquired equal to the amount in the table below. We financed the transaction at closing with cash on hand. The acquisition was accounted for as an acquisition of a business in accordance with the acquisition method of accounting.
We have applied the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations and recognized assets acquired and liabilities assumed at their respective fair values as of the Acquisition Date, with the excess purchase consideration recorded to goodwill. The goodwill recorded is not expected to be deductible for income tax purposes. The goodwill is primarily attributable to revenue opportunities associated with Wavedash’s service offerings and assembled workforce and is included in our Marketplace segment.

The fair values of the assets acquired and liabilities assumed are preliminary and subject to change because the evaluations necessary to assess the fair values of the net assets acquired are still in process. The primary areas that are not yet finalized relate to the valuations of certain intangible assets and acquired income tax assets and liabilities. Acquired assets and liability amounts are also still being finalized. We expect to finalize the allocation of the purchase price as soon as practicable, but no later than one year from the Acquisition Date when the measurement period ends. In connection with the transaction, we assumed long-term debt which matures in the second quarter of 2026, subject to a fixed interest rate. Refer to Note 12, Debt for more information.
Acquisition costs directly related to the transaction were $1.9 million and $2.7 million for the three and nine months ended September 30, 2023, respectively, and are included in General and administrative expenses in the Condensed Consolidated Statements of Operations.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the Acquisition Date (in thousands):

Cash	$18,390
Accounts receivable	2,182
Inventory	49
Prepaid expenses and other current assets	259
Property and equipment	67
Right-of-use assets	1,927
Other net assets	675
Intangible assets	31,846
Goodwill	45,351
Accounts payable	(7,427)
Accrued expenses and other current liabilities	(3,901)
Current maturities of long-term debt	(566)
Long-term debt	(2,546)
Other non-current liabilities	(11,981)

Net assets acquired	$74,325

The following table sets forth the components of identifiable intangible assets acquired (in thousands) and their estimated useful lives (in years) as of the Acquisition Date:

	Cost	Estimated Useful Life
Tradename	$2,173	Indefinite
Supplier relationships	19,963	5 years
Customer relationships	5,500	4 years
Developed technology	4,210	3 years

Total acquired intangible assets	$31,846

3. BUSINESS ACQUISITION
On December 13, 2021, we acquired 100% of the equity of Betcha. In August 2022, we rebranded Betcha as Vivid Picks. Vivid Picks is a real money daily fantasy sports app with social and gamification features that enhance fans’ connection with their favorite live sports. The acquisition was accounted for as an acquisition of a business in accordance with the acquisition method of accounting. Acquisition costs directly related to the transaction for the year ended December 31, 2022 were not material and are included in General and administrative expenses in the Consolidated Statements of Operations.
The acquisition date fair value of the consideration consisted of $0.8 million in cash and 2.1 million shares of our Class A common stock. The total consideration includes cash earnouts of $3.4 million as of the acquisition date representing the estimated fair value that we may be obligated to pay if Vivid Picks meets certain earnings objectives. In addition, the consideration includes future milestone payments of $9.5 million as of the acquisition date representing the estimated fair value that we may be obligated to pay upon the achievement of certain integration objectives. For the year ended December 31, 2022, the estimated fair value of cash earnouts decreased by $2.1 million, which is presented in Change in fair value of contingent consideration on the Consolidated Statements of Operations. As of December 31, 2022, $2.6 million was recorded in Additional paid-in
capital in the Consolidated Balance Sheets related to our first milestone payment. For the year ended December 31, 2022, we made no payments related to cash earnouts and paid milestone payments which consisted of 0.3 million in shares of our Class A common stock and $1.1 million in cash. Subsequent to the year ended December 31, 2022, we paid a milestone payment of $2.5 million in cash. As of December 31, 2022, we had $5.9 million recorded in accrued expenses and other current liabilities related to future milestone payments and $1.1 million in other liabilities related to earnouts.
As part of the acquisition, we agreed to pay cash bonuses to certain Vivid Picks employees over three years following the anniversary of the employee start date. The payouts are subject to continued service, and therefore treated as compensation and expensed.
Proforma financial information has not been presented as the Vivid Picks acquisition was not considered material to our Consolidated Financial Statements.
The consideration was allocated to the assets acquired and liabilities assumed based on their fair value as of the acquisition date. The excess of the purchase price over the net assets acquired was recorded as goodwill. The goodwill recorded is not deductible for tax purposes as the Vivid Picks acquisition was primarily a stock acquisition and is attributable to the assembled workforce as well as the anticipated synergies from the integration of Vivid Picks’s technology with our technology.
During the year ended December 31, 2022, we recognized adjustments related to the estimated fair values of the assets acquired and liabilities assumed at the acquisition date. The adjustments primarily consisted of $0.9 million in definite-lived intangible assets and $2.9 million in goodwill. Refer to Note 9,
Goodwill and Intangible Assets
, for the acquisition adjustment. We have finalized purchase accounting for this acquisition in the fourth quarter of 2022.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Cash	$48
Restricted cash	245
Accounts receivable	78
Prepaid expenses and other current assets	60
Intangible assets	4,430
Goodwill	31,931
Accounts payable	(1,180)
Accrued expenses and other current liabilities	(677)

Net assets acquired	$34,935

The following table summarizes the purchase consideration (in thousands):

Fair value of common stock	$21,306
Cash consideration	759
Fair value of milestone payments	9,470
Fair value of earnouts	3,400

Total purchase consideration	$34,935

The following table sets forth the components of identifiable intangible assets acquired (in thousands) and their estimated useful lives (in years) as of the date of acquisition (in thousands):

	Cost	Estimated Useful Life
Customer relationships	1,530	2 years
Developed technology	2,900	5 years

Total acquired intangible assets	$4,430